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                                                                   EXHIBIT 99.03

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                        SPECIAL MEETING OF STOCKHOLDERS
                         GUILFORD PHARMACEUTICALS INC.

                                        , 2000



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       PLEASE MARK YOUR
A [X]  VOTES AS IN THIS
       EXAMPLE.





1. Approve the issuance of shares
   of Guilford common stock in
   the merger described in the
   Agreement and Plan of Merger, as
   amended, among Guilford
   Pharmaceuticals Inc., Gliatech
   Inc., and St. John Development
   Corp., a wholly-owned subsidiary of
   Guilford Pharmaceuticals Inc.,
   dated as of May 29, 2000.

     FOR     AGAINST    ABSTAIN

     [ ]       [ ]        [ ]

2. In their discretion, on any other
   matters that may properly come
   before the meeting, or any
   adjournment or postponement
   thereof.

   If you receive more than one proxy
card, please sign and return all cards
in the accompanying envelope.

PLEASE MARK, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY TO ENSURE A
QUORUM AT THE MEETING. IT IS IMPORTANT
WHETHER YOU OWN FEW OR MANY SHARES.
DELAY IN RETURNING YOUR PROXY MAY
SUBJECT THE CORPORATION TO ADDITIONAL
EXPENSE.


         IF YOU PLAN TO ATTEND
         THE SPECIAL MEETING, [ ]
         PLEASE MARK THIS BOX





    _____________________________________________________ DATED: __________ ______________________________________ DATED: __________
    SIGNATURE OF STOCKHOLDER OR AUTHORIZED REPRESENTATIVE                         SIGNATURE IF HELD JOINTLY

    NOTE: Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full name. In the case of stock ownership in the name of two or more persons both persons should sign.

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                         GUILFORD PHARMACEUTICALS INC.
                                REVOCABLE PROXY
          SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON    , 2000
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned stockholder of GUILFORD PHARMACEUTICALS INC. (the "Corporation") hereby appoints Craig R. Smith, M.D., Andrew R. Jordan and Thomas
C. Seoh, or any of them, as attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them, to act in the absence of the other and to vote and act for the undersigned at the Special Meeting of
Stockholders of the Corporation to be held on          ,     , 2000 at 10:00
a.m. (local time) at the Corporation's facilities located at 6411 Beckley Street, Baltimore, Maryland, and at any adjournments or postponements thereof, in respect of all shares of the Common Stock of the Corporation which the undersigned may be entitled to vote, on the following matter:

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. HOWEVER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

       The undersigned hereby acknowledges prior receipt of a copy of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus dated
     , 2000, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

                         (TO BE SIGNED ON REVERSE SIDE)

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